SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS New York Tax-Free Income Fund
Effective October 1, 2022, the following information replaces the existing disclosure contained under the “Portfolio Managers” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2004.
Michael J. Generazo, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2021.
Allyson McCann, Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2022.
Please Retain This Supplement for Future Reference
September 30, 2022
PROSTKR22-87